Annual Report
MEDIA & TELECOMMUNICATIONS FUND
DECEMBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
MEDIA & Telecommunications Fund

o A strong fourth-quarter rally boosted media and telecommunications stocks, although they were down sharply for the year.
o The fund's performance surpassed the Lipper benchmark throughout 2002 due mostly to stock selection in the media industry.
o Our best relative performers over the year were Meredith, Westwood One, and The Washington Post.
o We are optimistic about the outlook for international media and telecom stocks in 2003.

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

FELLOW SHAREHOLDERS
     The year just past capped the third consecutive year of punishing losses for stocks. It was particularly difficult for growth stocks in general, and for media and telecommunications stocks in particular. While growth funds fell on average 28% during the year, media and telecommunications funds suffered average losses of more than 40%. However, a late-year rally boosted our sectors of the market, allowing the fund to post positive results for the final six months of 2002.

PERFORMANCE COMPARISON
Periods Ended 12/31/02                    6 Months     12 Months

Media & Telecommunications Fund              4.64%       -28.39%

S&P 500 Stock Index                        -10.30        -22.10

Lipper Telecommunications
Funds Average                               -1.79        -41.31

     The portfolio gained ground during the six months ended December 31, 2002, outpacing the unman- aged Standard & Poor's 500 Stock Index and the Lipper Telecommunications Funds Average, which measures returns for similar funds. The return for the full year was sharply negative, lagging behind the S&P 500 but significantly outperforming the Lipper benchmark. Our stronger results versus the Lipper benchmark were largely due to stock selection in the media industry, which represents 45% of portfolio assets.

MARKET ENVIRONMENT
     Geopolitical tensions multiplied as an oil strike and political unrest in Venezuela, along with nuclear saber rattling from North Korea, competed with a looming conflict in Iraq for a worried world's attention. These crises pushed oil prices above $33 per barrel and cast a pall over business and consumer confidence, and partly as a result, economic news remained decidedly mixed. The holiday shopping season in the U.S. was weak as rising joblessness, reluctant hiring by businesses, and the long bear market in stocks finally took their toll on consumers, the last pillar of the economy.

     Yet bright spots remained. Productivity growth was robust, bolstering both real personal income and business demand for capital equipment, which showed nascent signs of recovery. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Federal Reserve's half-point rate cut in November, bringing the federal funds rate to just 1.25%, and the strong electoral showing by President Bush's Republican party, underscored policymakers' determination to continue applying massive monetary and fiscal stimulus to the sputtering economic recovery. As the year drew to a close, stronger than-expected manufacturing data and lean inventories suggested continued economic expansion.

     During the past two years, investment in the telecommunications business has fallen dramatically. In North America it has been cut in half, and worldwide it has come down 40%. This type of investment could be down by as much as 15% in 2003, but the silver lining is that it would help free cash flow. Corporate ambitions have shrunk, which means that industry practices have improved. Instead of chasing market share, media and telecom companies are now chasing profitability. While there have been a lot of bankruptcies, almost all of the surviving companies have improving balance sheets and better returns on capital. Revenue growth is still missing, but that condition is pervasive throughout the entire economy.

PERFORMANCE REVIEW
     The portfolio's performance outpaced the benchmark by a considerable margin during the 12 months ended December 31, 2002, aided by stock selection in the media sector. Our best relative performers were VIACOM, MEREDITH, WESTWOOD ONE, and THE WASHINGTON POSt, which did well even while the overall media group was down sharply. RADIO ONE was the best contributor to performance on an absolute basis. During the past six months, AT&T and VODAFONE were positive contributors.

     Our largest telecom holding at the end of December was VERIZON COMMUNICATIONS, a U.S. company. However, we generally favor international companies and, in addition to Vodafone, we held SK TELECOM, KT CORPORATION, TELMEX, DEUTSCHE TELEKOM, and TELECOM ITALIA. Wireless communications stocks enjoyed a strong rally in the fourth quarter, but we are still faced with the dilemma of there being six major companies in a business with slowing subscriber growth, which limits their pricing power. Cell phones are not as popular a gift item as they once were, but minutes per customer are up 30% with no end in sight. CISCO SYSTEMS is another major portfolio holding, and the company continues to gain market share as it benefits from problems at Lucent Technologies and Nortel.

The following table was depicted as a pie chart in the printed material.

SECTOR DIVERSIFICATION

Technology          12%
Telecom Services    41%
Media               45%
Reserves             2%

Based on net assets as of 12/31/02.

     The major detractors from portfolio results over the year were WESTERN WIRELESS, PARTNER COMMUNICATIONS, MILLICOM INTERNATIONAL CELLULAR, and AOL TIME WARNER. At the end of December, the portfolio held 45% of its assets in media, 41% in telecom services, and 12% in technology.

OUTLOOK
     We are especially optimistic about the outlook for international media and telecom stocks in 2003. Businesses overseas are more consolidated with key dominant companies, while in the U.S. there is more competition in local and long-distance service. Media and telecom stocks rallied strongly during the fourth quarter, and there are signs that the businesses are stabilizing. Stock prices may drift a bit lower in the short term, but I don't expect them to retest the lows we saw last October. With this in mind, we have positioned the portfolio to participate in the type of gains we see going forward. We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

/s/

Robert N. Gensler

Chairman of the fund's Investment Advisory Committee
January 20, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
.................................................................................
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                      12/31/2002
--------------------------------------------------------------------------------
Viacom                                                                      5.3%
Verizon Communications                                                      5.1
Vodafone                                                                    4.1
Liberty Media                                                               4.0
Cisco Systems                                                               3.7
.................................................................................
Partner Communications                                                      3.6
KT Corporation                                                              2.7
USA Interactive                                                             2.6
SK Telecom                                                                  2.5
Telmex                                                                      2.5
.................................................................................
Comcast                                                                     2.4
First Data                                                                  2.3
AOL Time Warner                                                             2.2
Disney                                                                      2.2
Echostar Communications                                                     2.1
.................................................................................
Scripps                                                                     2.1
Spanish Broadcasting                                                        2.1
America Movil                                                               1.9
Omnicom                                                                     1.8
Meredith                                                                    1.8
.................................................................................
Telecom Italia                                                              1.8
WPP Group                                                                   1.7
CNET Networks                                                               1.7
Univision Communications                                                    1.6
Certegy                                                                     1.5
.................................................................................
Total                                                                      65.3%

Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.

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T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
.................................................................................

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/02
TEN BEST CONTRIBUTORS                     TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
AT&T                            19(cent)  Partner Communications        -9(cent)
Vodafone                              18  Spanish Broadcasting                 8
Omnicom                               12  Viacom                               7
CNET Networks                          9  Disney                               7
Qwest Communications                      Lamar Advertising                    6
  International                        7  Brocade Communications
Washington Post                        7    Systems ***                        6
Cisco Systems                          7  Rogers Communications **             6
Echostar Communications                6  Paxson Communications                6
Nextel Communications *                5  AOL Time Warner                      6
Sprint *                               5  SK Telecom                           5

Total                           95(cent)  Total                        -66(cent)


12 Months Ended 12/31/02
TEN BEST CONTRIBUTORS                     TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Radio One **                     7(cent)  Western Wireless             -58(cent)
Washington Post *                      7  Partner Communications              56
Westwood One                           6  Millicom International Cellular     51
Meredith                               5  AOL Time Warner *                   46
Nextel Communications *                5  AT&T                                45
First Data *                           5  WorldCom **                         38
Telmex                                 4  Vodafone                            38
Expedia *                              4  Charter Communications **           30
Fox Entertainment Group *              4  Rogers Communications **            27
Mobile Telesystems *                   4  Rainbow Media Group **              26

Total                           51(cent)  Total                       -415(cent)

*    Position added
**   Position eliminated
***  Position added and eliminated

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T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                                       Lipper               Media &
                  S&P 500        Telecommunications    Telecommunications
                Stock undex        Funds Average             Fund

10/13/1993         10000               10000                 10000
12/31/1993         10167.9              9808                  9741.57
12/31/1994         10302.2              9263                  9653.87
12/31/1995         14173.6             12043                 13832.6
12/31/1996         17427.9             12991                 14078.7
12/31/1997         23242.5             16948                 18027.2
12/31/1998         29884.9             25178                 24362.2
12/31/1999         36173.2             38324                 47041.2
12/31/2000         32878.7             26015                 35229.9
12/31/2001         28970.8             18251                 32789
12/31/2002         22568               12133                 23481.2

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
 Periods Ended 12/31/02           1 Year  3 Years  5 Years  Inception       Date
--------------------------------------------------------------------------------
 Media & Telecommunications
   Fund                          -28.39%  -20.67%    5.43%      9.70%   10/13/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
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T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                                   Year
                                  Ended
                               12/31/02   12/31/01  12/31/00  12/31/99  12/31/98
NET ASSET VALUE
Beginning of period            $ 20.15    $ 21.65   $ 39.99   $ 22.54   $ 17.40
Investment activities

  Net investment income (loss)   (0.05)     (0.09)     0.40     (0.05)    (0.07)
  Net realized and
  unrealized gain (loss)         (5.67)     (1.41)    (9.77)    20.72      6.07

  Total from
  investment activities          (5.72)     (1.50)    (9.37)    20.67      6.00

Distributions
  Net investment income               -          -    (0.37)         -         -
  Net realized gain                   -          -    (8.60)    (3.22)    (0.86)

  Total distributions                 -          -    (8.97)    (3.22)    (0.86)

NET ASSET VALUE
END OF PERIOD                  $ 14.43    $ 20.15   $ 21.65   $ 39.99   $ 22.54


RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^                  (28.39)%    (6.93)%  (25.11)%    93.09%    35.14%

Ratio of total expenses to
average net assets               1.15%      1.08%     0.94%      0.93%     1.03%

Ratio of net investment
income (loss) to average
net assets                      (0.31)%    (0.39)%    1.07%    (0.24)%   (0.38)%

Portfolio turnover rate        184.9%     241.1%    197.5%     57.6%     48.9%

Net assets, end of period
(in thousands)                 $421,070   $674,518  $797,856  $930,147  $246,088

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002

STATEMENT OF NET ASSETS                                    Shares          Value
                                                                    In thousands

COMMON STOCKS  98.0%
MEDIA  44.8%
ADVERTISING  3.6%
Omnicom                                                   120,000        $ 7,752
WPP Group (GBP)                                           945,000          7,217
                                                                          14,969

BROADCASTING  2.4%
Mediaset (EUR)                                            300,000          2,284
Paxson Communications *                                   496,700          1,023
Univision Communications, Class A *                       273,000          6,689
                                                                           9,996

CABLE TV  4.5%
Comcast, Class A *                                        450,000         10,165
Echostar Communications, Class A *                        400,000          8,904
                                                                          19,069

INTERNET  5.6%
CNET Networks *                                         2,650,000          7,181
Expedia, Class A *                                         40,000          2,677
Ticketmaster Online-CitySearch, Class B *                 125,000          2,652
USA Interactive *                                         475,000         10,887
                                                                          23,397

MEDIA & ENTERTAINMENT  16.7%
AOL Time Warner *                                         715,000          9,366
Disney                                                    570,000          9,297
Fox Entertainment Group, Class A *                        215,000          5,575
Liberty Media, Class A *                                1,900,000         16,986
News Corporation ADR                                      110,000          2,888
Regal Entertainment Group, Class A                        196,300          4,205
Viacom, Class B *                                         545,000         22,214
                                                                          70,531

NEWSPAPERS  1.9%
Gannett                                                    30,000          2,154
Knight-Ridder                                              55,000          3,479
Washington Post, Class B                                    3,000          2,214
                                                                           7,847

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
                                                                    In thousands

PUBLISHING  3.9%
Meredith                                                  185,000        $ 7,606
Scripps, Class A                                          115,000          8,849
                                                                          16,455

RADIO/OUTDOOR ADVERTISING  6.2%
Clear Channel Communications *                            115,000          4,288
Cox Radio, Class A *                                      200,000          4,562
Hispanic Broadcasting *                                    97,500          2,004
Lamar Advertising, Class A *                               65,000          2,187
Spanish Broadcasting, Class A *                         1,200,000          8,640
Westwood One *                                            120,000          4,483
                                                                          26,164

Total Media                                                              188,428

TECHNOLOGY  11.9%
ANALOG SEMICONDUCTORS  0.8%
Intersil Holding, Class A *                               245,000          3,415
                                                                           3,415

APPLICATION SOFTWARE  0.9%
Electronic Arts *                                          75,000          3,733
                                                                           3,733

IT SERVICES  5.7%
Certegy *                                                 250,000          6,138
Choicepoint *                                              60,000          2,369
First Data                                                270,000          9,561
Overture Services *                                       120,000          3,277
SunGard Data Systems *                                    111,200          2,620
                                                                          23,965

WIRELESS EQUIPMENT  0.8%
Orbital Sciences *                                        100,000            422
QUALCOMM *                                                 80,000          2,911
TeraBeam * a                                              450,132              0
                                                                           3,333

WIRELINE EQUIPMENT  3.7%
Cisco Systems *                                         1,200,000         15,720
                                                                          15,720

Total Technology                                                          50,166

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
                                                                    In thousands
TELECOM SERVICES  41.3%
Long Distance-Domestic  2.0%
AT&T                                                      235,000        $ 6,136
Sprint                                                    150,000          2,172
                                                                           8,308

WIRELESS - DOMESTIC  1.0%
Nextel Communications, Class A *                          125,000          1,444
Western Wireless, Class A *                               502,900          2,665
                                                                           4,109

WIRELESS-INTERNATIONAL  18.5%
America Movil ADR, Series L                               550,000          7,898
KDDI (JPY)                                                  1,475          4,782
KT Freetel (KRW) *                                        124,468          2,959
Millicom International Cellular *                       1,514,400          2,696
Mobile Telesystems ADR                                    140,000          5,200
Partner Communications ADR *                            4,252,500         15,096
SK Telecom ADR                                            500,000         10,675
Telecel (EUR)                                             776,000          6,022
Telecom Italia Mobile (EUR)                             1,200,000          5,474
Vodafone (GBP)                                          3,000,000          5,468
Vodafone ADR                                              640,000         11,597
                                                                          77,867

WIRELINE-DOMESTIC  6.6%
Citizens Communications *                                 500,000          5,275
Qwest Communications International *                      250,000          1,250
Verizon Communications                                    550,000         21,313
                                                                          27,838

WIRELINE-INTERNATIONAL  13.2%
China Telecom ADR *                                       285,000          4,925
Deutsche Telekom (EUR)                                    330,000          4,239
KT Corporation ADR                                        535,000         11,529
Swisscom (CHF)                                             13,000          3,764
Telecom Corp. of New Zealand (NZD)                      2,325,000          5,515
Telecom Italia (Savings shares) (EUR)                   1,475,000          7,440

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                                           Shares          Value
                                                                    In thousands

TeliaSonera (EUR) *                                       704,196        $ 2,622
Telmex ADR, Series L                                      330,000         10,554
Telstra (AUD)                                           2,130,000          5,286
                                                                          55,874


Total Telecom Services                                                   173,996
Total Common Stocks (Cost  $457,229)                                     412,590

PREFERRED STOCKS  0.0%
WIRELINE EQUIPMENT  0.0%
Kestrel Solutions, Series D, Pfd. *a                      345,357              0
Total Preferred Stocks (Cost  $4,500)                                          0

SHORT-TERM INVESTMENTS  1.0%
MONEY MARKET FUNDS  1.0%
T. Rowe Price Government Reserve Investment

Fund, 1.23% #                                           4,303,823          4,304
Total Short-Term Investments (Cost  $4,304)                                4,304


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T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands

TOTAL INVESTMENTS IN SECURITIES

99.0% of Net Assets (Cost $466,033)                                    $ 416,894

Other Assets Less Liabilities                                              4,176

NET ASSETS                                                             $ 421,070
NET ASSETS CONSIST OF:
Undistributed net realized gain (loss)                                $(401,232)
Net unrealized gain (loss)                                              (49,125)
Paid-in-capital applicable to 29,170,754 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                          871,427

NET ASSETS                                                             $ 421,070

NET ASSET VALUE PER SHARE                                              $   14.43

     #    Seven-day yield
     * Non-income producing a Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules; the total of such securities at period-end amounts to $0 and represents 0.0% of net assets.
     ADR  American Depository Receipts
     AUD  Australian dollar
     CHF  Swiss franc
     EUR  Euro
     GBP  British pound
     JPY  Japanese yen
     KRW  South Korean won
     NZD  New Zealand dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
In thousands                                                                Year
                                                                           Ended
                                                                        12/31/02

INVESTMENT INCOME (LOSS)
  Income
    Dividend                                                        $     3,470
    Interest                                                                415
    Total income                                                          3,885
  Expenses
    Investment management                                                 3,224
    Shareholder servicing                                                 1,882
    Prospectus and shareholder reports                                      155
    Custody and accounting                                                  124
    Registration                                                             51
    Proxy and annual meeting                                                 47
    Legal and audit                                                          17
    Directors                                                                 8
    Miscellaneous                                                            11
    Total expenses                                                        5,519
    Expenses paid indirectly                                               (160)
    Net expenses                                                          5,359
  Net investment income (loss)                                           (1,474)

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Securities                                                         (157,950)
    Foreign currency transactions                                          (657)
    Net realized gain (loss)                                           (158,607)
  Change in net unrealized gain (loss)
    Securities                                                          (28,299)
    Other assets and liabilities
    denominated in foreign currencies                                        13
    Change in net unrealized gain (loss)                                (28,286)
  Net realized and unrealized gain (loss)                              (186,893)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $  (188,367)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
In thousands                                                 Year
                                                            Ended
                                                         12/31/02       12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $   (1,474)     $  (2,846)
  Net realized gain (loss)                              (158,607)      (188,984)
  Change in net unrealized gain (loss)                   (28,286)       131,585
  Increase (decrease) in net assets from operations     (188,367)       (60,245)
Capital share transactions *
  Shares sold                                             91,527        156,278
  Shares redeemed                                       (156,608)      (219,371)
  Increase (decrease) in net assets from capital
  share transactions                                     (65,081)       (63,093)

NET ASSETS
Increase (decrease) during period                       (253,448)      (123,338)
Beginning of period                                      674,518        797,856

END OF PERIOD                                         $  421,070      $ 674,518

*Share information
  Shares sold                                              5,945          7,262
  Shares redeemed                                        (10,257)       (10,628)
  Increase (decrease) in shares outstanding               (4,312)        (3,366)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local
     currency,   which  approximates  fair  value  when  combined  with  accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $160,000 and $0, respectively, for the year ended December 31, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $870,065,000 and $905,320,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

     realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax
     character.   Temporary   differences  are  not  adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

     Unrealized appreciation                         $   28,429,000
     Unrealized depreciation                            (91,521,000)
     Net unrealized appreciation (depreciation)         (63,092,000)
     Capital loss carryforwards                        (387,265,000)
     Paid-in capital                                    871,427,000

     Net assets                                      $  421,070,000

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized betweeen November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $13,967,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $232,569,000 of capital loss carryforwards that expire in 2009, and $154,696,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net investment income     $ 1,474,000
     Undistributed net realized gain             561,000
     Paid-in capital                          (2,035,000)

     At December 31, 2002, the cost of investments for federal income tax purposes was $480,000,000.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $247,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,423,000 for the year ended December 31, 2002, of which $155,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $266,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

REPORT OF  INDEPENDENT  ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the OFundO) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (OT. Rowe PriceO); OinsideO directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*              DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

Anthony W. Deering         Director, Chairman of the Board, President, and Chief
(1/28/45)                  Executive Officer, The Rouse Company, real estate
2001                       developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                  and management advisory firm
1997

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1997                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
1997                       The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                 real estate investment company; Senior Advisor and
2001                       Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a private
(8/2/33)                   investment company
1997

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1997                       capital to young high-technology companies
                           throughout the United States; Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]         DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

James A.C. Kennedy           Director and Vice President, T. Rowe Price and
(8/15/53)                    T. Rowe Price Group, Inc.
2001
[37]

James S. Riepe               Director and Vice President, T. Rowe Price; Vice
(6/25/43)                    Chairman of the Board, Director,and Vice President,
1993                         T. Rowe Price Group, Inc.; Chairman of the Board
[105]                        and Director, T. Rowe Price Global Asset Management
                             Limited, T. Rowe Price Investment Services, Inc.,
                             T. Rowe Price Retirement Plan Services, Inc., and
                             T. Rowe Price Services, Inc.; Chairman of the
                             Board, Director, President, and Trust Officer,
                             T. Rowe Price Trust Company; Director, T. Rowe
                             Price International, Inc., and T. Rowe Price Global
                             Investment Services Limited; Chairman of the Board,
                             Media & Telecommunications Fund

M. David Testa               Chief Investment Officer, Director, and Vice
(4/22/44)                    President, T. Rowe Price; Vice Chairman of the
1997                         Board, Investment Officer, Director, and Vice
[105]                        President, T. Rowe Price Group, Inc.; Director,
Chief                        T. Rowe Price Global Asset Management Limited,
                             T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and
                             Vice President, T. Rowe Price Trust Company

*Each inside director serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Joseph A. Carrier (12/30/60)       Vice President, T. Rowe Price, T. Rowe Price
Treasurer,                         Group, Inc., and T. Rowe Price Investment
Media & Telecommunications Fund    Services, Inc.

Kara Cheseby Landers (10/9/63)     Vice President, T. Rowe Price and T. Rowe
Vice President,                    Price Group, Inc.
 Media & Telecommunications Fund

Giri Devulapally (11/18/67)        Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Media & Telecommunications Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED           PRINCIPAL OCCUPATION(S)

Henry M. Ellenbogen (1/21/71)      Vice President, T. Rowe Price; formerly Chief
Vice President,                    of Staff, U.S. Representative Peter Deutsch
Media & Telecommunications Fund    (to 1999); Executive Vice President, Business
                                   Development, HelloAsia (to 2001)

Robert N. Gensler (10/18/57)       Vice President, T. Rowe Price and
President,                         T. Rowe Price Group, Inc.
Media & Telecommunications Fund

Eric M. Gerster (3/23/71)          Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Media & Telecommunications Fund

Henry H. Hopkins (12/23/42)        Director and Vice President, T. Rowe Price
Vice President,                    Group, Inc., T. Rowe Price Investment
Media & Telecommunications Fund    Services, Inc., T. Rowe Price Services, Inc.,
                                   and T. Rowe Price Trust Company; Vice
                                   President, T. Rowe Price, T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

Stephen C. Jansen (12/12/68)       Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Media & Telecommunications Fund

J. Jeffrey Lang (1/10/62)          Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Trust Company
Media & Telecommunications Fund

Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price and
Secretary,                         T. Rowe Price Investment Services, Inc.
Media & Telecommunications Fund

David S. Middleton (1/18/56)       Vice President, T. Rowe Price, T. Rowe Price
Controller,                        Group, Inc., and T. Rowe Price Trust Company
Media & Telecommunications Fund

D. James Prey III (11/26/59)       Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Media & Telecommunications Fund

Robert W. Smith (4/11/61)          Vice President, T. Rowe Price, T. Rowe Price
Vice President,                    Group, Inc., and T. Rowe Price International,
Media & Telecommunications Fund    Inc.

Dean Tenerelli (12/7/64)           Vice President, T. Rowe Price Group, Inc.,
Vice President,                    and T. Rowe Price International, Inc.
Media & Telecommunications Fund

Dale E. West (1/21/69)             Vice President, T. Rowe Price Group,Inc., and
Vice President,                    T. Rowe Price International, Inc.
Media & Telecommunications Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     AUTOMATED  24-HOUR  SERVICES  INCLUDING  TELE*ACCESS(R)  and Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *
     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION
     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800 IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES
     ..........................................................................
     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
     NO-LOAD VARIABLE ANNUITIES
     SMALL BUSINESS RETIREMENT PLANS*

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------
www.troweprice.com

     ACCOUNT INFORMATION

     ACCOUNT ACCESS allows you to access, in a secure  environment,  all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS
     COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     MORNINGSTAR(R) PORTFOLIO TRACKERSM. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION
     MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     MORNINGSTAR(R) PORTFOLIO WATCHLISTSM. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     MORNINGSTAR(R) PORTFOLIO X-RAYSM. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE  PLANNING
--------------------------------------------------------------------------------

COLLEGEPLANNING
     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. ROWE PRICE COLLEGE SAVINGS PLAN. This national O529O plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     COLLEGE INVESTMENT CALCULATOR. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T.  ROWE PRICE  ADVISORY  SERVICES
--------------------------------------------------------------------------------

ADVISORY  SERVICES

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     THE T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. ROWE PRICE INVESTMENT CHECKUP(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     MORNINGSTAR(R) CLEAR FUTURESM GUIDANCE. This unique retirement planning tool can help you determine an investment strategy for your retire- ment assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

BROKERAGE SERVICES
T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services,Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     BROKERAGE ADVANTAGE. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     MARGIN AND OPTIONS TRADING for qualified investors.

     ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     ONLINE  RESEARCH  AND  NEWS.**  Company  news,   stock   information,   and
     interactive charting available 24 hours a day, provided by Thomson Financial Services.


*    $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or com-pleteness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                 BLENDED ASSET FUNDS        MONEYMARKET FUNDS
DOMESTIC                     (CONTINUED)               TAXABLE
Blue Chip Growth*           Retirement 2020            Prime Reserve
Capital Appreciation        Retirement 2030            Summit Cash Reserves
Capital Opportunity         Retirement 2040            U.S. Treasury Money
Developing Technologies     Retirement Income          TAX-FREE
Diversified Small-Cap       Tax-Efficient Balanced     California Tax-Free Money
 Growth                                                Maryland Tax-Free Money
Dividend Growth             BOND FUNDS                 New York Tax-Free Money
Equity Income*              DOMESTIC TAXABLE           Summit Municipal Money
Equity Index 500            Corporate Income             Market
Extended Equity Market      GNMA                       Tax-Exempt Money
 Index                      High Yield*
Financial Services          Inflation Protected Bond   INTERNATIONAL/
Growth & Income             New Income*                GLOBAL FUNDS
Growth Stock*               Short-Term Bond            STOCK
Health Sciences             Spectrum Income            Emerging Europe &
Media & Telecommuni-        Summit GNMA                 Mediterranean
 cations                    U.S. Bond Index            Emerging Markets Stock
Mid-Cap Growth*             U.S. Treasury              European Stock
Mid-Cap Value*               Intermediate              Global Stock
New America Growth          U.S. Treasury              Global Technology
New Era                      Long-Term                 International Discovery
New Horizons                DOMESTIC TAX-FREE          International Equity
Real Estate                 California Tax-Free         Index
Science & Technology*        Bond                      International Growth &
Small-Cap Stock*            Florida Intermediate        Income*
Small-Cap Value*             Tax-Free                  International Stock*
Spectrum Growth             Georgia Tax-Free Bond      Japan
Tax-Efficient Growth        Maryland Short-Term        Latin America
Tax-Efficient Multi-Cap      Tax-Free Bond             New Asia
 Growth                     Maryland Tax-Free Bond     Spectrum International
Total Equity Market Index   New Jersey Tax-Free Bond   BOND
Value*                      New York Tax-Free Bond     Emerging Markets Bond
                            Summit Municipal Income    International Bond*
BLENDED ASSET FUNDS         Summit Municipal
BALANCED                     Intermediate
Personal Strategy Balanced  Tax-Free High Yield
Personal Strategy Growth    Tax-Free Income*
Personal Strategy Income    Tax-Free Intermediate
Retirement 2010              Bond
                            Tax-Free Short-
                             Intermediate
                            Virginia Tax-Free Bond

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street, Baltimore, MD 21202
21969                                                         F121-050  12/31/02